UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 15, 2015 (July 14, 2015)

Commission file number: 001-35653

Sunoco LP

(Exact name of registrant as specified in its charter)

Delaware	30-0740483
(State or other jurisdiction of Incorporation or organization)	(IRS Employer Identification No.)

555 East Airtex Drive

Houston, TX 77073

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (832) 234-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Contribution Agreement for Acquisition of Shares of Capital Stock of Susser Holdings Corporation

On July 14, 2015, Sunoco LP (the “Partnership”) entered into a Contribution Agreement (the “Contribution Agreement”) with Susser Holdings Corporation (“Company”), Heritage Holdings, Inc. (“HHI”), ETP Holdco Corporation (“ETP Holdco” and together with HHI, the “Contributors” and each, a “Contributor”), Sunoco GP LLC, the general partner of the Partnership (“General Partner”), and Energy Transfer Partners, L.P. (“ETP”). Pursuant to the terms of the Contribution Agreement, the Partnership agreed to acquire from the Contributors 100% of the issued and outstanding shares of capital stock of the Company (“Acquired Interests”) (the “Transaction”). Pursuant to the terms of the Contribution Agreement, ETP has agreed to guarantee all of the obligations of the Contributors under the Contribution Agreement.

The Company operates retail convenience stores under its proprietary Stripes® and Sac-N-PacTM brands, primarily located in the Texas market with additional locations in New Mexico and Oklahoma, offering merchandise, food service, motor fuel and other services. Stripes® is a leading independent operator of convenience stores in Texas based on store count and retail motor fuel volumes sold. The Company’s operations also include wholesale consignment sales and transportation operations. As of July 14, 2015, the Company indirectly owned 79,308 common units representing limited partner interests of the Partnership (“Common Units”) and 10,939,436 subordinated units representing limited partner interests of the Partnership (“Subordinated Units”), in the aggregate representing a 30.7% limited partner interest in the Partnership.

Subject to the terms and conditions of the Contribution Agreement, at the closing of the Transaction, the Partnership will pay to the Contributors approximately $966.9 million in cash (“Cash Consideration”), subject to certain working capital adjustments, and issue to the Contributors 21,978,980 Class B units representing limited partner interests of the Partnership (“Class B Units”). The Class B Units will be identical to the Partnership’s common units in all respects, except such Class B Units will not be entitled to distributions payable with respect to the second quarter of 2015. The Class B Units will convert, on a one-for-one basis, into common units on the day immediately following the record date for the Partnership’s second quarter 2015 distribution. Pursuant to the terms of the Contribution Agreement, (i) the Company will exchange the Common Units for 79,308 Class A Units representing limited partner interests in the Partnership (“Class A Units”) and (ii) the Subordinated Units will be converted into 10,939,436 Class A units. The Class A Units will represent limited partner interests in the Partnership and will be entitled to receive distributions on a pro rata basis with the Partnership’s common units, except that the Class A Units (a) will not share in distributions of cash to the extent such cash is derived from or attributable to any distribution received by the Partnership from Susser Petroleum Property Company LLC (“PropCo”), the Partnership’s indirect wholly owned subsidiary, the proceeds of any sale of the membership interests of PropCo, or any interest or principal payments received by the Partnership with respect to indebtedness of PropCo or its subsidiaries and (b) will be subordinated to the Partnership’s common units during the subordination period for the Partnership’s subordinated units and will not be entitled to receive any distributions until holders of the Partnership’s common units have received the minimum quarterly distribution plus any arrearages in the payment of the minimum quarterly distribution from prior quarters. Furthermore, the Class A Units (a) will not have the right to vote on any matter except as otherwise required by any non-waivable provision of law, (b) will not be convertible into common units or any other unit of the Partnership and (c) will not be allocated any items of income, gain, loss, deduction or credit attributable to the Partnership’s ownership of, or sale or other disposition of, the membership interests of PropCo, or the Partnership’s ownership of any indebtedness of PropCo or any of its subsidiaries. Distributions made to holders of Class A Units will be disregarded for purposes of determining distributions on our incentive distribution rights. In addition, the Partnership will issue 79,308 common units and 10,939,436 subordinated units to the Contributors (together with the Class B Units, “Unit Consideration”) to restore the economic benefit of the Common Units and Subordinated Units that will be exchanged or converted, as applicable, into Class A Units. The Unit Consideration will be issued and sold to the Contributors in private transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Under the Contribution Agreement, it is a condition to the closing of the Transaction that the Partnership obtain sufficient proceeds from financing arrangements that will be used by the Partnership to fund a portion of the Cash Consideration under the Contribution Agreement and pay certain other expenses or disbursements directly related to the closing of the Contribution Agreement.

The Contribution Agreement contains customary representations and warranties, indemnification obligations and covenants by the parties. The Contribution Agreement may be terminated by the Partnership, the General Partner or the Contributors if the Transaction shall not have been consummated on or prior to October 1, 2015, which such date may be extended by the Contributors by up to 90 days in certain circumstances. Consummation of the Transaction is expected to occur by August 1, 2015 and is subject to customary closing conditions. There can be no assurance that all of the closing conditions will be satisfied or that anticipated benefits of the Transaction will be realized.

The General Partner holds a non-economic general partner interest in the Partnership. ETP currently (i) indirectly owns common units and subordinated units representing an approximately 44.1% limited partner interest in the Partnership, (ii) indirectly owns the general partner interest in the Partnership through ETP’s ownership of the General Partner and (iii) directly owns 100% of the outstanding incentive distribution rights in the Partnership. HHI and ETP Holdco are indirect wholly owned subsidiaries of ETP.

The Contribution Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Contribution Agreement. They are not intended to provide any other factual information about the Partnership, the Company, ETP Holdco, HHI, the General Partner, ETP or their respective subsidiaries, affiliates or equity holders. The representations, warranties and covenants contained in the Contribution Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Contribution Agreement; and

may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other as a way of allocating contractual risk between them that differ from those applicable to investors. Moreover, the subject matter of the representations and warranties are subject to more recent developments. Accordingly, investors should be aware that these representations, warranties and covenants or any description thereof alone may not describe the actual state of affairs of the Partnership, the Company, ETP Holdco, HHI, the General Partner, ETP or their respective subsidiaries, affiliates or equity holders as of the date they were made or at any other time.

The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On July 14, 2015, the Partnership entered into the Contribution Agreement pursuant to which (i) it will issue the Unit Consideration to the Contributors as partial consideration for the Transaction as described above, (ii) the Company will exchange the Common Units for 79,308 Class A Units and (iii) the Subordinated Units will be converted into 10,939,436 Class A Units. The unit consideration and the Class A Units will be issued in private transactions exempt from registration under Section 4(a)(2) of the Securities Act. The information relating to the Contribution Agreement set forth under the heading “Contribution Agreement for Acquisition of Shares of Capital Stock of Susser Holdings Corporation” under Item 1.01 is incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On July 15, 2015, the Partnership and ETP issued a joint press release announcing entry into the Contribution Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise expressly stated in such filing.

Item 8.01. Other Events.

Susser Holdings Corporation Information

In connection with the pending Transaction, the Partnership is providing business and other information relating to the Company as set forth in Exhibit 99.2 hereto and incorporated herein by reference.

The Partnership is also providing certain financial information regarding the Company set forth in Exhibit 99.3 hereto, and incorporated herein by reference.

Exchange and Repurchase Agreement

On July 14, 2015, ETP and its general partner entered into an exchange and repurchase agreement with Energy Transfer Equity, L.P. (“ETE”), which indirectly owns ETP’s general partner, pursuant to which, among other things, ETP will distribute to ETE (i) 100% of the membership interests in the General Partner and (ii) all of the Partnership’s incentive distribution rights, as currently owned by ETP (the “ETP Distribution”). The ETP Distribution is expected to close in August 2015 after the record date for the second quarter distributions for both the ETP common units and the Partnership’s general partner interest and incentive distribution rights, but will be effective as of July 1, 2015.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements of the Company are filed as Exhibit 99.4 and Exhibit 99.5 hereto and incorporated herein by reference.

•	Audited Consolidated Financial Statements as of December 31, 2014 and December 29, 2013 and for the periods from September 1, 2014 through December 31, 2014 and December 30, 2013 through August 31, 2014, and the years ended December 29, 2013 and December 30, 2012 of Susser Holdings Corporation; and

•	Unaudited Consolidated Financial Statements as of March 31, 2015 and for the three month periods ended March 31, 2015 and 2014 of Susser Holdings Corporation.

(b) Pro Forma Financial Information.

The following pro forma financial statements of the Partnership reflecting (i) the consummation of our acquisitions of Mid-Atlantic Convenience Stores, LLC on October 1, 2014 and Aloha Petroleum, Ltd. on December 16, 2014 and the related financing, (ii) the consummation of the Partnership’s acquisition of a 31.58% interest in Sunoco, LLC on April 1, 2015 and the related financing and (iii) the consummation of the Transaction and the related financing, have been prepared in accordance with Article 11 of Regulation S-X, are filed as Exhibit 99.6 hereto and are incorporated herein by reference:

•	Unaudited pro forma condensed combined balance sheet as of March 31, 2015;

•	Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2015 and the year ended December 31, 2014; and

•	Notes to unaudited pro forma combined financial statements.

(d) Exhibits.

Exhibit Number	Description

2.1*	Contribution Agreement, dated as of July 14, 2015, by and among Susser Holdings Corporation, Heritage Holdings, Inc., ETP Holdco Corporation, Sunoco LP, Sunoco GP LLC and Energy Transfer Partners, L.P.

23.1	Consent of Ernst & Young LLP.

99.1	Joint Press Release issued by Sunoco LP and Energy Transfer Partners, L.P. on July 15, 2015.

99.2	Susser Holdings Corporation Business.

99.3	Susser Holdings Corporation Financial Information.

99.4	Audited Consolidated Financial Statements as of December 31, 2014 and December 29, 2013 and for the periods from September 1, 2014 through December 31, 2014 and December 30, 2013 through August 31, 2014, and the years ended December 29, 2013 and December 30, 2012 of Susser Holdings Corporation.

99.5	Unaudited Consolidated Financial Statements as of March 31, 2015 and for the three month periods ended March 31, 2015 and 2014 of Susser Holdings Corporation.

99.6	Unaudited Pro Forma Combined Financial Statements of Sunoco LP.

*	The registrant has omitted the schedules to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The registrant shall supplementary furnish a copy of the omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	SUNOCO GP LLC, its General Partner

Date: July 15, 2015	By:	/s/ Clare McGrory
	Name:	Clare McGrory
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

SUNOCO LP

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Contribution Agreement, dated as of July 14, 2015, by and among Susser Holdings Corporation, Heritage Holdings, Inc., ETP Holdco Corporation, Sunoco LP, Sunoco GP LLC and Energy Transfer Partners, L.P.

23.1	Consent of Ernst & Young LLP.

99.1	Joint Press Release issued by Sunoco LP and Energy Transfer Partners, L.P. on July 15, 2015.

99.2	Susser Holdings Corporation Business.

99.3	Susser Holdings Corporation Financial Information.

99.4	Audited Consolidated Financial Statements as of December 31, 2014 and December 29, 2013 and for the periods from September 1, 2014 through December 31, 2014 and December 30, 2013 through August 31, 2014, and the years ended December 29, 2013 and December 30, 2012 of Susser Holdings Corporation.

99.5	Unaudited Consolidated Financial Statements as of March 31, 2015 and for the three month periods ended March 31, 2015 and 2014 of Susser Holdings Corporation.

99.6	Unaudited Pro Forma Combined Financial Statements of Sunoco LP.

*	The registrant has omitted the schedules to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The registrant shall supplementary furnish a copy of the omitted schedules to the Securities and Exchange Commission upon request.